Exhibit 10.4

JOINDER AND AMENDMENT TO MASTER LEASE AGREEMENT

(CHS Properties)

THIS JOINDER AND AMENDMENT TO MASTER LEASE AGREEMENT is dated this 1st day of May, 2017 (this “Amendment”), by and among certain Affiliates of MPT OPERATING PARTNERSHIP, L.P., as further described on the signature pages hereto (collectively, jointly and severally, “Lessor”), and certain Affiliates of STEWARD HEALTH CARE SYSTEM LLC, a Delaware limited liability company, “Steward”) as further described on the signature pages hereto (collectively, jointly and severally, “Lessee”).

WITNESSETH:

WHEREAS, Lessor and Lessee (without regard for the joinders under this Amendment) are parties to that certain Master Lease Agreement, dated as of October 3, 2016 (as the same has been or hereafter may be modified, amended or restated from time to time, the “Master Lease”), pursuant to which Lessor leases to Lessee certain real property and improvements (including improvements consisting of multiple healthcare facilities), as more particularly described in the Master Lease;

WHEREAS, Steward and CHS/Community Health Systems, Inc., a Delaware corporation, (“CHS Seller”), are parties to that certain Asset Purchase Agreement, dated as of February 16, 2017 (the “Underlying Acquisition Agreement”);

WHEREAS, pursuant to the Underlying Acquisition Agreement, Steward has agreed to cause certain of its designated Affiliates, Steward Medical Group, Inc., a Massachusetts corporation, Steward Hillside Rehabilitation Hospital, Inc., Steward Trumbull Memorial Hospital, Inc., Steward Northside Medical Center, Inc., Steward Easton Hospital, Inc., Steward Sharon Regional Health System, Inc., Steward Sebastian River Medical Center, Inc., Steward Rockledge Hospital, Inc., and Steward Melbourne Hospital, Inc., each a Delaware corporation, SHC Youngstown Ohio PSC LLC, Brevard SHC Holdings LLC, and Steward Florida ASC LLC, each a Delaware limited liability company (collectively, the “New Lessees”), to purchase from CHS Seller and certain of its Affiliates (collectively, the “CHS Seller Entities”) certain assets, including certain parcels of real property located in the States of Ohio, Pennsylvania and Florida, the legal descriptions of which are set forth on Exhibit A-6 thru Exhibit A-13 attached hereto, including all herediments, easements, rights of way and other appurtenances related thereto (collectively, the “CHS Land”), and all buildings, improvements and fixtures located thereon (the CHS Land and such buildings, improvements and fixtures being referred to herein, collectively, as the “CHS Property”);

WHEREAS, Steward and MPT of Easton-Steward, LLC, MPT of Hillside-Steward, LLC, MPT of Melbourne-Steward, LLC, MPT of Rockledge-Steward, LLC, MPT of Sebastian-Steward, LLC, MPT of Sharon-Steward, LLC, MPT of Warren-Steward, LLC and MPT of Youngstown-Steward, LLC, each a Delaware limited liability company (collectively, the “New Lessors”), are parties to that certain CHS Master Agreement, dated as of February 16, 2017 (the “CHS Master Agreement”), pursuant to which New Lessors agreed to acquire the CHS Property directly from the CHS Seller Entities, which transaction has been consummated as of the date hereof; and

WHEREAS, the parties desire to amend the Master Lease to provide, among other things, (a) that the CHS Property is subject to the Master Lease, (b) that New Lessors and New Lessees are joined as lessor and lessee thereunder, respectively, (c) that New Lessors are leasing the CHS Property to the New Lessees in accordance therewith, and (d) for certain other amendments and modifications as hereinafter set forth.

NOW, THEREFORE, in consideration of mutual covenants, conditions and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

1.    Capitalized Terms. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings ascribed thereto in the Master Lease.

2.    Amendments. Notwithstanding any provisions of the Master Lease to the contrary, effective immediately, the parties hereby amend the Master Lease as follows:

(a)	Joinders and Additions.

(i)    Lessor. Each of the New Lessors is joined and added as a “Lessor” under the Master Lease. “Schedule 1-A” of the Master Lease is deleted in its entirety and replaced with Schedule 1-A attached hereto.

(ii)    Lessee. Each of the New Lessees is joined and added as a “Lessee” under the Master Lease. “Schedule 1-B” of the Master Lease is deleted in its entirety and replaced with the Schedule 1-B attached hereto.

(iii)    CHS Land.

(A)	A new “Exhibit A-6” is added to the Master Lease entitled “Easton Land” in the form attached as Exhibit A-6 to this Amendment.

(B)	A new “Exhibit A-7” is added to the Master Lease entitled “Hillside Land” in the form attached as Exhibit A-7 to this Amendment.

(C)	A new “Exhibit A-8” is added to the Master Lease entitled “Northside Land” in the form attached as Exhibit A-8 to this Amendment.

(D)	A new “Exhibit A-9” is added to the Master Lease entitled “Sebastian Land” in the form attached as Exhibit A-9 to this Amendment.

(E)	A new “Exhibit A-10” is added to the Master Lease entitled “Sharon Land” in the form attached as Exhibit A-10 to this Amendment.

(F)	A new “Exhibit A-11” is added to the Master Lease entitled “Trumbull Land” in the form attached as Exhibit A-11 to this Amendment.

(G)	A new “Exhibit A-12” is added to the Master Lease entitled “Wuesthoff Melbourne Land” in the form attached as Exhibit A-12 to this Amendment.

(H)	A new “Exhibit A-13” is added to the Master Lease entitled “Wuesthoff Rockledge Land” in the form attached as Exhibit A-13 to this Amendment.

(iv)    Permitted Exceptions.

(A)	A new “Exhibit B-6” is added to the Master Lease entitled “Permitted Exceptions–Easton Land” in the form attached as Exhibit B-6 attached to this Amendment.

(B)	A new “Exhibit B-7” is added to the Master Lease entitled “Permitted Exceptions–Hillside Land” in the form attached as Exhibit B-7 attached to this Amendment.

(C)	A new “Exhibit B-8” is added to the Master Lease entitled “Permitted Exceptions–Northside Medical Land” in the form attached as Exhibit B-8 attached to this Amendment.

(D)	A new “Exhibit B-9” is added to the Master Lease entitled “Permitted Exceptions–Sebastian Land” in the form attached as Exhibit B-9 attached to this Amendment.

(E)	A new “Exhibit B-10” is added to the Master Lease entitled “Permitted Exceptions–Sharon Land” in the form attached as Exhibit B-10 attached to this Amendment.

(F)	A new “Exhibit B-11” is added to the Master Lease entitled “Permitted Exceptions–Trumbull Land” in the form attached as Exhibit B-11 attached to this Amendment.

(G)	A new “Exhibit B-12” is added to the Master Lease entitled “Permitted Exceptions–Wuesthoff Melbourne Land” in the form attached as Exhibit B-12 attached to this Amendment.

(H)	A new “Exhibit B-13” is added to the Master Lease entitled “Permitted Exceptions– Wuesthoff Rockledge Land” in the form attached as Exhibit B-13 attached to this Amendment.

(v)    Existing Subleases. “Exhibit C” is deleted in its entirety and replaced with Exhibit C attached hereto to reflect the Existing Subleases relating to each new CHS Facility (as defined below).

(vi)    Lease Base. “Schedule 3.1(a)” of the Master Lease is deleted in its entirety and replaced with Schedule 3.1(a) attached hereto.

(vii)    Property Specific Provisions.    “Schedule 40.25” of the Master Lease is deleted in its entirety and replaced with Schedule 40.25 attached hereto.

(viii)    State Specific Provisions. A new “Schedule 40.30” is added to the Master Lease entitled “State Specific Provisions” in the form attached as Schedule 40.30 attached hereto.

(b)	Definitions.

(i)    New Defined Terms. Article I is amended to add the following as new defined terms and definitions under the Master Lease:

CHS Master Agreement: That certain CHS Master Agreement, dated as of February 16, 2017, among Steward Health, Easton Lessor, Hillside Lessor, Northside Lessor, Sebastian Lessor, Sharon Lessor, Trumbull Lessor, Wuesthoff Melbourne Lessor, and Wuesthoff Rockledge Lessor, as modified, amended, or restated from time to time.

CHS Purchase Agreement: That certain Asset Purchase Agreement, dated as of February 16, 2017 by and among Steward Health and CHS/Community Health Systems, Inc., a Delaware corporation, as modified, amended, or restated from time to time.

Easton Facility: That certain One Hundred Ninety-Six (196)-licensed bed general acute care hospital facility operated at the Easton Land, commonly known as “Easton Hospital.”

Easton Land: That certain real property located in Northampton County, Pennsylvania as more particularly described on Exhibit A-6 attached hereto and made a part hereof by reference and incorporation, together with all hereditaments, easements, mineral rights, rights of way and other appurtenances related thereto.

Easton Lessee: Steward Easton Hospital, Inc., a Delaware corporation, together with its successors and permitted assigns.

Easton Lessor: MPT of Easton-Steward, LLC, a Delaware limited liability company, together with its successors and assigns.

Easton Property: The Easton Land and related Leased Improvements located thereon relating to the Easton Facility.

Florida Property: Collectively, the Sebastian Property, the Wuesthoff Melbourne Property and the Wuesthoff Rockledge Property.

Hillside Facility: That certain Sixty-Nine (69)-licensed bed general acute care hospital facility operated at the Hillside Land, commonly known as “Hillside Rehabilitation Hospital.”

Hillside Land: That certain real property located in Trumbull County, Ohio as more particularly described on Exhibit A-7 attached hereto and made a part hereof by reference and incorporation, together with all hereditaments, easements, mineral rights, rights of way and other appurtenances related thereto.

Hillside Lessee: Steward Hillside Rehabilitation Hospital, Inc., a Delaware corporation, together with its successors and permitted assigns.

Hillside Lessor: MPT of Hillside-Steward, LLC, a Delaware limited liability company, together with its successors and assigns.

Hillside Property: The Hillside Land and related Leased Improvements located thereon relating to the Hillside Facility.

Loan Guaranty: That certain Guaranty, dated as of May 1, 2017 executed and delivered by Lessee in favor of the MPT Lenders, as the same may be modified, amended, restated and/or supplemented from time to time.

Northside Medical Facility: That certain Three Hundred Eighty-Nine (389)-licensed bed general acute care hospital facility operated at the Northside Medical Land, commonly known as “Northside Medical Center.”

Northside Medical Land: That certain real property located in Trumbull and Mahoning Counties, Ohio as more particularly described on Exhibit A-8 attached hereto and made a part hereof by reference and incorporation, together with all hereditaments, easements, mineral rights, rights of way and other appurtenances related thereto.

Northside Medical Lessee: Collectively, jointly and severally, Steward Northside Medical Center, Inc., a Delaware corporation, Steward Medical Group, Inc., a Massachusetts corporation, and SHC Youngstown Ohio PSC LLC, a Delaware limited liability company, together with their successors and permitted assigns.

Northside Medical Lessor: MPT of Youngstown-Steward, LLC, a Delaware limited liability company, together with its successors and assigns.

Northside Medical Property: The Northside Medical Land and related Leased Improvements located thereon relating to the Northside Facility.

Ohio Property: Collectively, the Northside Medical Property, the Hillside Property, and the Trumbull Property.

Pennsylvania Property: Collectively, the Easton Property and the Sharon Property.

Sebastian Facility: That certain One-Hundred Fifty-Four (154)-licensed bed general acute care hospital facility operated at the Sebastian Land, commonly known as “Sebastian River Medical Center.”

Sebastian Land: That certain real property located in Indian River County, Florida as more particularly described on Exhibit A-9 attached hereto and made a part hereof by reference and incorporation, together with all hereditaments, easements, mineral rights, rights of way and other appurtenances related thereto.

Sebastian Lessee: Steward Sebastian River Medical Center, Inc., a Delaware corporation, together with its successors and permitted assigns.

Sebastian Lessor: MPT of Sebastian-Steward, LLC, a Delaware limited liability company, together with its successors and assigns.

Sebastian Property: The Sebastian Land and related Leased Improvements located thereon relating to the Sebastian Facility.

Sharon Facility: That certain Two Hundred Fifty-One (251)-licensed bed general acute care hospital facility operated at the Sharon Land, commonly known as “Sharon Regional Health System.”

Sharon Land: That certain real property located in Mercer County, Pennsylvania as more particularly described on Exhibit A-10 attached hereto and made a part hereof by reference and incorporation, together with all hereditaments, easements, mineral rights, rights of way and other appurtenances related thereto.

Sharon Lessee: Steward Sharon Regional Health System, Inc., a Delaware corporation, together with its successors and permitted assigns.

Sharon Lessor: MPT of Sharon-Steward, LLC, a Delaware limited liability company, together with its successors and assigns.

Sharon Property: The Sharon Land and related Leased Improvements located thereon relating to the Sharon Facility.

Trumbull Facility: That certain Two Hundred Ninety-Two (292)-licensed bed general acute care hospital facility operated at the Trumbull Land, commonly known as “Trumbull Memorial Hospital.”

Trumbull Land: That certain real property located in Trumbull County, Ohio as more particularly described on Exhibit A-11 attached hereto and made a part hereof by reference and incorporation, together with all hereditaments, easements, mineral rights, rights of way and other appurtenances related thereto.

Trumbull Lessee: Steward Trumbull Memorial Hospital, Inc., a Delaware corporation, together with its successors and permitted assigns.

Trumbull Lessor: MPT of Warren-Steward, LLC, a Delaware limited liability company, together with its successors and assigns.

Trumbull Property: The Trumbull Land and related Leased Improvements located thereon relating to the Trumbull Facility.

Wuesthoff Melbourne Facility: That certain One Hundred Nineteen (119)-licensed bed general acute care hospital facility operated at the Wuesthoff Melbourne Land, commonly known as “Wuesthoff Medical Center - Melbourne.”

Wuesthoff Melbourne Land: That certain real property located in Brevard County, Florida as more particularly described on Exhibit A-12 attached hereto and made a part hereof by reference and incorporation, together with all hereditaments, easements, mineral rights, rights of way and other appurtenances related thereto.

Wuesthoff Melbourne Lessee: Collectively, jointly and severally, Steward Melbourne Hospital, Inc., a Delaware corporation, and Brevard SHC Holdings LLC, a Delaware limited liability company, together with their successors and permitted assigns.

Wuesthoff Melbourne Lessor: MPT of Melbourne-Steward, LLC, a Delaware limited liability company, together with its successors and assigns.

Wuesthoff Melbourne Property: The Wuesthoff Melbourne Land and related Leased Improvements located thereon relating to the Wuesthoff Melbourne Facility.

Wuesthoff Rockledge Facility: That certain Two Hundred Ninety-Eight (298)-licensed bed general acute care hospital facility operated at the Wuesthoff Rockledge Land, commonly known as “Wuesthoff Medical Center - Rockledge.”

Wuesthoff Rockledge Land: That certain real property located in Brevard County, Florida as more particularly described on Exhibit A-13 attached hereto and made a part hereof by reference and incorporation, together with all hereditaments, easements, mineral rights, rights of way and other appurtenances related thereto.

Wuesthoff Rockledge Lessee: Collectively, jointly and severally, Steward Rockledge Hospital, Inc., a Delaware corporation, Steward Medical Group, Inc., a Massachusetts corporation, Steward SHC Holdings LLC, a Delaware limited liability company, and Steward Florida ASC LLC, a Delaware limited liability company, together with their successors and permitted assigns.

Wuesthoff Rockledge Lessor: MPT of Rockledge-Steward, LLC, a Delaware limited liability company, together with its successors and assigns.

Wuesthoff Rockledge Property: The Wuesthoff Rockledge Land and related Leased Improvements located thereon relating to the Wuesthoff Rockledge Facility.

(ii)    Restated Defined Terms. Article I is amended to restate in its entirety each of the following defined terms and definitions:

Facility: Each of the Good Samaritan Facility, the Holy Family Facility, the Morton Facility, the St. Anne’s Facility, the St. Elizabeth Facility, the Easton Facility, the Hillside Facility, the Northside Medical Facility, the Sebastian Facility, the Sharon Facility, the Trumbull Facility, the Wuesthoff Melbourne Facility, and the Wuesthoff Rockledge, sometimes collectively referred to as the “Facilities.”

Facility Lessee: The Good Samaritan Lessee, with respect to the Good Samaritan Property; the Holy Family Lessee, with respect to the Holy Family Property; the Morton Lessee, with respect to the Morton Property; the St. Anne’s Lessee, with respect to the St. Anne’s Property; the St. Elizabeth Lessee, with respect to the St. Elizabeth Property; the Easton Lessee, with respect to the Easton Property; the Hillside Lessee, with respect to the Hillside Property; the Northside Medical Lessee, with respect to the Northside Medical Property; the Sebastian Lessee, with respect to the Sebastian Property; the Sharon Lessee, with respect to the Sharon Property; the Trumbull Lessee, with respect to the Trumbull Property; the Wuesthoff Melbourne Lessee, with respect to the Wuesthoff Melbourne Property; the Wuesthoff Rockledge Lessee, with respect to the Wuesthoff Rockledge Property and the Lessee party thereto, with respect to any New Property.

Facility Lessor: The Good Samaritan Lessor, with respect to the Good Samaritan Property; the Holy Family Lessor, with respect to the Holy Family Property; the Morton Lessor, with respect to the Morton Property; the St. Anne’s Lessor, with respect to the St. Anne’s Property; the St. Elizabeth Lessor, with respect to the St. Elizabeth Property; the Easton Lessor, with respect to the Easton Property; the Hillside Lessor, with respect to the Hillside Property; the Northside Medical Lessor with respect to the Northside Medical Property; the Sebastian Lessor, with respect to the Sebastian Property; the Sharon Lessor, with respect to the Sharon Property; the Trumbull Lessor, with respect to the Trumbull Property; the Wuesthoff Melbourne Lessor, with respect to the Wuesthoff Melbourne Property; the Wuesthoff Rockledge Lessor, with respect to the Wuesthoff Rockledge Property; and the Lessor party thereto, with respect to any New Property.

Obligation Documents: Individually and collectively, this Lease, the Real Estate Contract, the LLC Agreement (solely with respect to the MPT Required Provisions), the Strategic Agreement, the Mortgage Loan Documents, the CHS Master Agreement, the Guaranty, the Pledge Agreement, the Security Agreement, the Environmental Indemnification Agreement, the Non-Competition Agreement, the Loan Guaranty and all other leases, promissory notes, and agreements entered into between Lessor or any Affiliate of Lessor, on the one hand, and any Facility Lessee, Guarantor or any of their respective Affiliates, on the other hand, relating to the transactions contemplated under this Lease and under the Mortgage Loan Documents, as any of the same may be modified, amended or restated from time to time; provided however, that the Equity Purchase Agreement shall be excluded from the Obligation Documents for purposes of this Lease.

Properties; Property: Individually and collectively, all of the Holy Family Property, the Good Samaritan Property, the St. Anne’s Property, the Morton Property, the St. Elizabeth Property, the Easton Property, the Hillside Property, the Northside Medical Property, the Sebastian Property, the Sharon Property, the Trumbull, the Wuesthoff Melbourne Property, the Wuesthoff Rockledge Property and, following the Initial Commencement Date, any New Property, each sometimes individually referred to as a “Property.”

(c)	Other Amendments.

(i) Article	VIII is amended to add the following provision as new Section 8.5 thereof:

8.5    Covenants under CHS Purchase Agreement. With respect to the CHS Property, Lessee, at its sole cost and expense, shall ensure that the CHS Property, and the operation of the Business thereon comply in all material respects (without duplication of any materiality qualifiers therein contained) with those post-closing covenants, agreements and obligations set forth and described in Sections 10.10 (Employee Matters), 10.11 (Indigent Care Policies), and 10.13 (Medical Staff Matters) of the CHS Purchase Agreement and all other material post-closing obligations set forth therein, in each case, for or within the required time periods described therein. Lessee shall keep Lessor reasonably apprised of its compliance and progress under this Section and, upon Lessor’s request, Lessee shall submit to Lessor a compliance report in reasonable detail describing Lessee’s progress and compliance with the foregoing. Nothing herein is intended or shall be deemed to limit or modify in any respect any of Lessor’s or its Affiliates’ respective rights and remedies (including consent or approval rights) under the Master Lease or any of the other Obligation Documents.

(ii) Article	XL is amended to add the following provision as new Section 40.29 thereof:

40.29 Lessee Representative. Each of the Facility Lessees hereby appoints Holy Family Lessee as their duly authorized agent and representative (the “Lessee Representative”) to take all actions and enforce all rights of Lessee under this Lease, including, without limitation, (a) giving and receiving any notice or instruction permitted or required under this Lease; (b) interpreting all of the terms and provisions of this Lease; (c) authorizing payments or obtaining reimbursement as may be provided for herein; (d) consenting to, compromising or settling all disputes with Lessor under this Lease; (e) conducting negotiations and dealing with Lessor under this Lessor; and (f) taking any other actions on behalf of Lessee relating to Lessees’ rights, claims, duties and obligations under this Lease. In the performance of Lessor’s duties and obligations hereunder, Lessor shall be authorized and permitted to correspond and transact with the Lessee Representative on behalf of all the Facility Lessees and shall be entitled to rely upon any document or instrument executed and delivered by the Lessee Representative.

(iii)	Article XL is amended to add the following provision as new Section 40.30 thereof:

40.30    State Specific Provisions. Further representations, agreements and covenants regarding states where certain of the Properties are located are set forth on Schedule 40.30 attached hereto and are hereby incorporated herein by reference.

3.    Temporary Adjustment to Financial Covenants for New Lessees. For purposes of testing compliance with the financial covenants described in Sections 16.1(j) and (k) of the Master Lease and notwithstanding anything therein to the contrary, Lessor and Lessee agree as follows:

(a)    For a period of twelve (12) months immediately following the date of this Amendment (“Suspended Period”), the New Lessees shall not be subject to or included in the calculation of the financial covenants described in Sections 16.1(j) and (k) of the Master Lease.

(b)    For a period of twelve (12) months immediately following the Suspended Period (the “Ramp-Up Period”), in lieu of including the trailing twelve (12) months’ earnings as part of the calculation of EBITDAR of the New Lessees, the portion of the earnings and payment obligations of Steward Health and its Subsidiaries related to the New Lessees, as part of the calculation of EBITDAR, shall only be based on the New Lessees’ earnings and payment obligations from and after the expiration of the Suspended Period.

4.    Representations and Warranties. Each of the parties to this Amendment hereby represent and warrant to the other parties to this Amendment that (a) the execution and delivery of this Amendment and the obligations created hereby have been duly authorized by all necessary proceedings on its part, (b) it has full legal right, power and authority to enter into this Amendment and to incur the obligations provided for herein, (c) this Amendment constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, and similar laws affecting the enforcement of creditor’s rights or contractual obligations generally and, as to enforcement, to general principles of equity, regardless of whether applied in a proceeding at law or in equity; and (d) no approval or consent of any foreign, federal, state, county, local or other governmental or regulatory body, and no approval or consent of any other person is required in connection with its execution and delivery of this Amendment or its consummation and performance of the transactions contemplated hereby.

5.    Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

6.    Ratification. Except as expressly amended hereby, the parties hereby confirm and ratify the Lease in all respects.

7.    Necessary Action. Each party shall perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Amendment.

8.    Joint Drafting. The parties hereto and their respective counsel have participated in the drafting and redrafting of this Amendment and the general rules of construction which would construe any provisions of this Amendment in favor of or to the advantage of one party as opposed to the other as a result of one party drafting this Amendment as opposed to the other or in resolving any conflict or ambiguity in favor of one party as opposed to the other on the basis of which party drafted this Amendment are hereby expressly waived by all parties to this Amendment.

9.    Governing Law. This Amendment shall be governed by and construed in accordance with the terms set forth in Section 40.12 of the Master Lease.

10.    Entire Agreement; Modification. This Amendment, including the exhibits attached hereto, and other written agreements executed and delivered in connection herewith by the parties, shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment, unless the severance of such provision would be in opposition to the parties’ intent with respect to such provision.

11.    Counterparts. This Amendment may be executed in multiple counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together shall constitute one and the same instrument.

[Intentionally left blank.]

[Signatures appear on the following pages.]

IN WITNESS WHEREOF, the parties hereto have executed or caused their duly authorized representatives to execute this Amendment as of the date first above written.

LESSOR:

MPT OF BRIGHTON-STEWARD, LLC
MPT OF BROCKTON-STEWARD, LLC
MPT OF EASTON-STEWARD, LLC
MPT OF FALL RIVER-STEWARD, LLC
MPT OF HILLSIDE-STEWARD, LLC
MPT OF MELBOURNE-STEWARD, LLC
MPT OF METHUEN-STEWARD, LLC
MPT OF ROCKLEDGE-STEWARD, LLC
MPT OF SEBASTIAN-STEWARD, LLC
MPT OF SHARON-STEWARD, LLC
MPT OF TAUNTON-STEWARD, LLC
MPT OF WARREN-STEWARD, LLC
MPT OF YOUNGSTOWN-STEWARD, LLC

By:	MPT Operating Partnership, L.P
Its:	Sole Member of each above-referenced entity

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Its:	Executive Vice President and CFO

Signed, sealed and delivered in the presence of the following witnesses:

/s/ Brandi Dipiazza
Name Printed	Brandi Dipiazza

/s/ Jennifer Pochran
Name Printed	Jennifer Pochran

[Signature page to Joinder Amendment to Master Lease (CHS)]

STATE OF ALABAMA	)
) SS:
COUNTY OF JEFFERSON	)

The foregoing instrument was acknowledged before me this 28 day of April, 2017, by R. Steven Hamner, Executive Vice President and CFO of MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, as the sole member of MPT OF BRIGHTON-STEWARD, LLC, MPT OF BROCKTON-STEWARD, LLC, MPT OF FALL RIVER-STEWARD, LLC, MPT OF METHUEN-STEWARD, LLC, MPT OF TAUNTON-STEWARD, LLC, MPT OF WARREN-STEWARD, MPT OF YOUNGSTOWN-STEWARD, LLC, MPT OF EASTON-STEWARD, LLC, MPT OF SHARON-STEWARD, LLC, MPT OF ROCKLEDGE-STEWARD, LLC, MPT OF MELBOURNE-STEWARD, LLC, MPT OF HILLSIDE-STEWARD, LLC, and MPT OF SEBASTIAN-STEWARD, LLC, each a Delaware limited liability company, on behalf of such limited partnership as the sole member of such limited liability companies.

NOTARIAL SEAL	/s/ Shannon George
Notary Public
My commission expires: 12/01/18

[Signature page to Joinder Amendment to Master Lease (CHS)]

LESSEE:

STEWARD HOLY FAMILY HOSPITAL, INC.
MORTON HOSPITAL, A STEWARD FAMILY HOSPITAL, INC.
STEWARD GOOD SAMARITAN MEDICAL CENTER, INC.
STEWARD ST. ANNE’S HOSPITAL CORPORATION
STEWARD ST. ELIZABETH’S MEDICAL CENTER OF BOSTON, INC.
STEWARD HILLSIDE REHABILITATION HOSPITAL, INC.
STEWARD TRUMBULL MEMORIAL HOSPITAL, INC.
STEWARD NORTHSIDE MEDICAL CENTER, INC.
STEWARD MEDICAL GROUP, INC.
SHC YOUNGSTOWN OHIO PSC LLC
STEWARD EASTON HOSPITAL, INC.
STEWARD SHARON REGIONAL HEALTH SYSTEM, INC.
STEWARD SEBASTIAN RIVER MEDICAL CENTER, INC.
BREVARD SHC HOLDINGS LLC
STEWARD ROCKLEDGE HOSPITAL, INC.
STEWARD FLORIDA ASC LLC
STEWARD MELBOURNE HOSPITAL, INC.

By:	/s/ Joseph C. Maher, Jr.
Name:	Joseph C. Maher, Jr.
Title:	Secretary

Signed, sealed and delivered in the presence of the following witnesses:

/s/ Patricia M. Mahoney
Name Printed	Patricia M. Mahoney

/s/ Kristine Go
Name Printed	Kristine Go

[Signature page to Joinder Amendment to Master Lease (CHS)]

COMMONWEALTH OF MASSACHUSETTS	)
) SS:
COUNTY OF SUFFOLK	)

The foregoing instrument was acknowledged before me this 28 day of April, 2017, by Joseph C. Maher, Jr., Secretary of STEWARD HOLY FAMILY HOSPITAL, INC., MORTON HOSPITAL, A STEWARD FAMILY HOSPITAL, INC., STEWARD GOOD SAMARITAN MEDICAL CENTER, INC., STEWARD ST. ANNE’S HOSPITAL CORPORATION, STEWARD ST. ELIZABETH’S MEDICAL CENTER OF BOSTON, INC., STEWARD TRUMBULL MEMORIAL HOSPITAL, INC., STEWARD HILLSIDE REHABILITATION HOSPITAL, INC., STEWARD NORTHSIDE MEDICAL CENTER, INC., STEWARD SHARON REGIONAL HEALTH SYSTEM, INC., STEWARD EASTON HOSPITAL, INC., STEWARD ROCKLEDGE HOSPITAL, INC., STEWARD MELBOURNE HOSPITAL, INC., and STEWARD SEBASTIAN RIVER MEDICAL CENTER, INC., each a Delaware corporation, STEWARD MEDICAL GROUP, INC., a Massachusetts corporation, SHC YOUNGSTOWN OHIO PSC LLC, BREVARD SHC HOLDINGS LLC, and STEWARD FLORIDA ASC LLC, each a Delaware limited liability company, on behalf of the said corporations and limited liability companies.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 28 day of April, 2017.

NOTARIAL SEAL	/s/ Lillie A. Bernard
Notary Public
	My commission expires:	06/13/19

[Signature page to Joinder Amendment to Master Lease (CHS)]

Schedule 3.1(a)

Lease Bases

As of May 1, 2017, the “Lease Base” for each of the Properties are as follows:

Property	Lease Base
Good Samaritan	$98,689,946.94
Holy Family (Hospital)	$129,908,027.03
Morton	$88,619,638.53
St. Anne’s	$96,675,877.27
St. Elizabeth	$190,330,117.49
Easton Property	$61,078,152.00
Hillside Property	$20,692,598.00
Northside Medical Property	$9,796,496.00
Sebastian Property	$60,578,331.00
Sharon Property	$18,393,421.00
Trumbull Property	$61,677,936.00
Wuesthoff Melbourne Property	$25,790,774.00
Wuesthoff Rockledge Property	$43,284,517.00

$905,515,832.26

and, in each case, plus all out of pocket costs and expenses not included in such sum which are incurred or paid in connection with the purchase and lease of each of the Properties, including, but not limited to property transfer taxes, legal, appraisal, title, survey, environmental, seismic, engineering and other fees and expenses paid in connection with the inspection of the Properties and each Facility, and paid to advisors and brokers (except to the extent such items are paid by the Lessees), and shall include the costs of Capital Additions funded by Lessor (and Lessor’s Affiliates) as provided in Section 10.3 of this Lease with respect to each Property. Notwithstanding any provision hereof, no item shall be included in the Lease Base for purposes of this Lease to the extent that such item (i) is paid separately by Lessee or is subject to a separate repayment obligation of Lessee, or (ii) was expressly required to be paid by Lessor or its Affiliates pursuant to the Real Estate Contact or CHS Master Agreement.

Schedule 3.1(a)